UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2026

RYVYL INC.
(Exact name of registrant as specified in its charter)

Nevada	001-34294	22-3962936
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3131 Camino Del Rio North, Suite 1400
San Diego, CA 92108

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (855) 201-1613

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	RVYL	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 1, 2026, RYVYL Inc. (the “Company”) held its 2026 special meeting of stockholders (the “Special Meeting”). At the close of business on February 6, 2026, the record date for the Special Meeting (the “Record Date”), there were 1,266,631 shares of common stock, par value $0.001 per share (the “Common Stock”), issued and outstanding and entitled to vote at the Special Meeting. In addition, on the Record Date there were 50,000 shares of Series C convertible preferred stock, par value $0.001 per share (the “Series C Preferred Stock”), issued and outstanding, held by one record holder entitled to vote at the Special Meeting. Each share of Common Stock entitled the holder thereof to one vote. Each share of Series C Preferred Stock entitled the holder thereof to vote on an as-converted to Common Stock basis, subject to beneficial ownership limitation provisions, resulting in the holder being entitled to an aggregate of 205,775 votes. At the Annual Meeting, the holders of shares entitled to vote represented an aggregate of 1,472,406 votes of the Company’s capital voting stock were represented in person or by proxy, constituting a quorum.

Set forth below are each of the three proposals that were voted on at the Special Meeting and the stockholder votes on each such proposal, as certified by the inspector of elections for the Annual Meeting. These proposals are described in further detail in the Definitive Proxy Statement on Schedule 14A that the Company filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 13, 2026 (the “Proxy Statement”).

Proposal No. 1: The Merger Agreement and the transactions contemplated thereby, including the merger, the issuance of the

Merger Shares, the assumption of the RTB equity incentive plans and outstanding awards, the assumption of the RTB convertible notes, and the change of control resulting from the merger. There were 157,570 broker non-votes on this matter. The final voting results were as follows:

For	Against	Abstain
804,879	7,173	663

Proposal No. 2: Approval of an amendment to the Ryvyl Amended and Restated Articles of Incorporation, as amended, to effect the change of name of Ryvyl to “RTB Digital, Inc.;” The final voting results were as follows:

For	Against	Abstain
960,658	7,338	2,289

Proposal No. 3: To consider and vote upon an adjournment of the RYVYL special meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the foregoing proposals. The final voting results were as follows:

For	Against	Abstain
958,026	9,458	2,801

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 27, 2026, the Board of Directors (“Board”) appointed Steven Fletcher as a director, filling a vacancy on the Board. Mr. Fletcher was also appointed to be a member of the audit committee of the Board. The Board determined that Mr. Fletcher is an independent member of the Board

Mr Fletcher is a director of Lee Enterprises, Incorporated, a provider of local news with more than 350 weekly and specialty publications across 72 markets in 25 states, where he is Chairman of the Audit and Risk Management Committee, and a member of the Executive Compensation Committee. Mr. Fletcher has served as the Chief Executive Officer of technology company Explorer Parent LLC, a firm that sponsors special purpose acquisition companies (SPACs), since July 2020, an advisor to Carney Technology Acquisition Corp. II (NASDAQ: CTAQ) since December 2020, an advisor to Epiphany Technology Acquisition Corp. (NASDAQ: EPHY) since January 2021, an advisor to BioPlus Acquisition Corp. (NASDAQ: BIOS) since January 2021 and an advisor to Enterprise 4.0 Technology Acquisition Corp. (NASDAQ: ENTF) since October 2021. He served from 2013 to August 2022 as an independent director of atVenu, a leading live event commerce platform, where he was a member of the Audit and Compensation Committees, and as an independent director of Life Signals, Inc. a healthcare technology company since November 2021. From 2003 to May 2018, Mr. Fletcher was a Managing Director, Co-Head of the Digital Media Group and Head of the Software Group at GCA Savvian, a global investment bank. He was also a member of the firm’s Management Committee. From 1994 until 2002, Mr. Fletcher worked at Goldman, Sachs & Co., where he held a number of leadership roles including Head of the Private Placement Group, Head of the IT Services sector and Co-Head of the Hardware, Storage, EMS, and Internet Infrastructure sectors. He began his career at Deloitte & Touche as a CPA. Mr. Fletcher received a B.A. in Economics from UCLA and an M.B.A. from the Wharton School of the University of Pennsylvania.

Mr. Fletcher brings to the Board more than 20 years of experience in the investment banking industry, and he has extensive expertise with respect to debt and equity financing, strategic transactions, capital allocation, capital markets and corporate financial management, particularly in the digital media sector. He also has significant experience with corporate governance through prior service on several boards. His experience enables him to provide strong oversight of financial and disclosure responsibilities, controls, and procedures, which qualify him to serve as a member of our audit committee and as a designated financial expert.

Forward-Looking Statements

This Form 8-K and Press Release contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Such forward-looking statements are characterized by future or conditional verbs such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate” and “continue” or similar words, including statements regarding the Company’s ability to regain compliance with the Nasdaq continued listing standards. You should read statements that contain these words carefully because they discuss future expectations and plans, which contain projections of future results of operations or financial condition or state other forward-looking information. Such statements are only predictions and the Company’s actual results may differ materially from those anticipated in these forward-looking statements. Such forward-looking statements are subject to risks and uncertainties, many of which are beyond the Company’s control, which could cause the Company’s actual results to differ materially from those expressed in or implied by these statements.

By their nature, forward-looking statements address matters that are subject to risks and uncertainties. A variety of factors could cause actual events and results to differ materially from those expressed in or contemplated by the forward-looking statements. Risk factors affecting the Company are discussed in detail in the Company’s filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by applicable laws. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this Form 8-K and Press Release, including statements regarding the Company’s ability to regain compliance with the Nasdaq continued listing standards, statements regarding the intention to effect the Reverse Stock Split and the result of effectuating such Reverse Stock Split, and other important factors that could cause actual results to differ materially from those projected and those discussed under risk factors in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and other filings filed with the SEC (including its Current Reports on Form 8-K and Quarterly Reports on Form 10-Q). Forward-looking statements speak only as of the date they are made. The Company does not assume any obligation to update forward-looking statements as circumstances change. The Company gives no assurance that it will achieve its expectations.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Name of Exhibit
99.1	Press Release issued on April 2, 2026 – Special Meeting results
99.2	Press Release issued on April 2, 2026 – Director appointment.
104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RYVYL Inc.

By:	/s/ George Oliva
	Name:	George Oliva
	Title:	Interim Chief Executive Officer and Chief Financial Officer

Dated: April 2, 2026

3